       cover
Semi-Annual Report                             September 30, 1995




                           P I M C O


                     Total Return Fund II

Statement of Assets and Liabilities

September 30, 1995 (unaudited)


Assets:

Cash                                  $  613
                                         613

Liabilities:

Other accrued expenses and               113
liabilities
                                         113

Net Assets                            $  500

Net Assets Consist of:

Paid in capital                       $  500
Undistributed net investment income
Accumulated undistributed net
realized gain
Net unrealized appreciation
                                      $  500

Shares Issued  and Outstanding         45.33

Net Asset Value, Offering And
Redemption Price Per
Share (Net Assets Per Share
Outstanding)                         $ 11.03

Cost of Investments Owned                  0

See Notes to Financial Statements

Statement of Operations

For the six months ended September 30, 1995 (unaudited)


Investment Income:

Interest

Expenses:

Amortization of organization of
organization costs
Reimbursement from adviser and
administrator

 Total expenses                            0

Net Investment Income                      0

Net Realized and Unrealized Gain           0

Net realized gain on investments           0

Net realized gain on futures
contracts and written options              0

Net realized gain on foreign
currency transactions                      0

Net change in unrealized
appreciation on investments                0

Net change in unrealized
appreciation on futures contracts
and written options                        0

Net change in unrealized
appreciation on translation of
assets and liabilities denominated
in foreign currencies                      0

Net Gain                                   0

Net Increase in Assets Resulting
from Operations                            0

See Notes to Financial Statements

Statement of Changes in Net Assets

                                       Six months ended        Year ended
                                       September 30, 1995      March 31, 1995
                                           unaudited

Increase in Net Assets from:

Operations

Net investment income                         0                      0

Net realized gain (loss)                      0                      0

Net change in unrealized appreciation
of investments                                0                      0

Net change in unrealized appreciation
of futures contracts and written
options                                       0                      0

Net change in unrealized appreciation
on translation of assets and
liabilities denominated in foreign
currencies                                    0                      0

Net increase resulting from operations        0                      0

Distributions to Shareholders                 0                      0

From net investment income                    0                      0
From net realized capital gains               0                      0

Net decrease resulting from operations        0                      0

Fund Share Transactions                       0                      0

Receipts for shares sold                      0                      0

Issued as reinvestment of distributions       0                      0

Cost of shares redeemed                       0                      0

Net increase resulting from Fund share
transactions                                  0                      0

Total Increase (Decrease) in Net Assets       0                      0

Net Assets                                    0                      0

Beginning of period                       $  500                $  500
End of period *                              500                   500

* Including undistributed net
investment income of:                         0                      0

See Notes to Financial Statements

Financial Highlights

September 30, 1995

Selected data for a share outstanding throughout each period:
         Net Asset            Net Realized   Total Income  Dividends  Distributions
Year or  Value     Net        and Unrealized from          from Net   from Net
Period   Beginning Investment Gain(Loss)on   Investment    Investment Realized      Total
Ended    of Period Income     Investments    Operations    Income     Capital Gains Distributions
9/30/95(a )$11.03      0         0              0             0          0             0
3/31/95     11.03      0         0              0             0          0             0
3/31/94     11.03      0         0              0             0          0             0
3/31/93     10.09    $.03      $1.21          $1.24         $(.05)     $(.25)        $(.30)
3/31/92(b)  10.00     .25        .09            .34          (.25)       0            (.25)

                                                         Ratio  of Net
             Net Asset                      Ratio of     Investment
             Value              Net Assets  Expenses to  Income to      Portfolio
             End        Total   End         Average      Average        Turnover
             of Period  Return  of Period   Net Assets   Net Assets     Rate


9/30/95(a)   $11.03       0           $500      0           0             0
3/31/95       11.03       0            500      0           0             0
3/31/94       11.03       0            500      0           0             0
3/31/93       11.03     16.83%         500     0.50%       3.85%        466.45%
3/31/92(b)    10.09      8.48+   2,033,371     0.52+       6.18+        185.85

(a)  Unaudited
(b)  From commencement of operations, October 31, 1991.
 +  Annualized.

See Notes to Financial Statements

Notes to Financial Statements

September 30, 1995 (Unaudited)

 1. Significant Accounting Policies

The Total Return Fund II (the "Fund"), which commenced operations on October 31, 1991 is a series of the PIMCO Funds (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-ended investment management company established as a "Massachusetts business trust". At September 30, 1995, shares of the Fund are currently not available for sale to the
public.  Refer to    Note 2 - Fund Deactivation and
liquidation.

2.  Fund Deactivation and Liquidation

On March 22, 1993, the institutional shareholders of the Fund redeemed 371,472 shares (representing the issued and outstanding shares of the Fund) at net asset value per share. Concurrently, PIMCO agreed to absorb the Fund's unamortized organization costs at March 22, 1993, of $6,062 and invested $500 in the Fund at net asset value resulting in the issuance of 45.33 shares. During the six months ended September 30, 1995, the Fund was in a deactivated status and was not available for sale to the public. The $500 PIMCO investment in Fund shares is recorded as additional paid in capital in the Fund's accounting records and has been invested by the Fund in a non-interest bearing custodial bank account. On October 31, 1995, the Fund was liquidated and all operations were terminated.

3.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company ("PIMCO") serves as investment Advisor (the "Advisor") to the Fund, pursuant to an investment advisory contract. The Advisor receives a monthly fee from each Fund at an annual rate based on average daily net assets as follows: 0.30% of the first $150 million, and 0.25% thereafter.

Administration Fee. PIMCO also serves as administrator (the "Administrator"), and provides administrative services to the Fund for which it receives a monthly administrative fee at the annual rate of 0.10% of the Fund's average daily net assets.

Expenses.  The Trust bears all costs of its operations.
Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

The Advisor and the Administrator, in the interest of limiting expenses of the Fund, have agreed to limit the expenses of the Fund, including the advisory and administrative fees, to not more than 0.50% of its average net assets on an annual basis. During the period the Fund is in a deactivated status, the Advisor and the Administrator have agreed to reimburse the Fund for all operating expenses.

Reimbursement of the Advisor or Administrator for fees foregone or other expenses paid by them pursuant to the expense guarantee may be made at a later date when the Fund has been reactivated and reached a sufficient asset size; however, no such later payment will be made if that payment would cause the annual expense ratio of the Fund to exceed the amount of the relevant expense guarantee. Additionally, no reimbursement of any amount will be made more than four years after recognition of the reimbursable amount as a contingent liability of the Fund. The cumulative unreimbursed amount for the Fund was $48,026 at September 30, 1995. This amount has been waived by the Adviser and Administrator as a result of the liquidation of the Fund.

During the six months ended September 30, 1995, each unaffiliated Trustee received an annual retainer of $7,000, plus $2,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. These expenses are allocated to the Funds according to their respective net assets.

September 30, 1995 (unaudited)

Related Party Transactions. PIMCO Advisors Distribution Company ("PADCO"), an indirect wholly owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. Under the contract, all expenses relating to the distribution of Trust shares will be paid by the Advisor, the Administrator or PADCO out of past profits and resources which may include fees received by the Advisor or the Administrator.

4.  Organization Costs

The Fund assumed all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. Expenses incurred in connection with the organization of the Fund were $8,443. During the year ended March 31, 1993, organizational expenses of the Fund in the amount of $1,672 were amortized and reflected as Fund expenses in the statement of operations. In connection with the deactivation of the Fund on March 22, 1993, PIMCO reimbursed the Fund for unamortized organization costs in the amount of $6,062.


5. Purchases and Sales of Securities

The Fund made no purchases or sales of securities during the six months ended September 30, 1995.


6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows:

                          Six Months Ended      Year Ended
                          September 30, 1995    March 31, 1995


          Shares sold               -----             -----
          Issued as reinvestment
          of dividends              -----             -----
          Shares redeemed           -----             -----

          Net increase (decrease)     0                 0


Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Trustee
     William J. Popejoy, Trustee
     R. Wesley Burns, President
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Advisor and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 360
     Newport Beach, California  92660

Transfer Agent and Custodian

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri  64105

Counsel

     Dechert Price & Rhoads
     1500 K Street N.W.
     Washington, D.C.  20005

Independent Accountants

     Price Waterhouse LLP
     1055 Brodaway
     Kansas City, MO  64105

This report is submitted for the general information of the shareholders of the PIMCO Total Return II Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.